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                              EXHIBIT (10.1)(a)(4)


           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                       SOLICITATION AMENDMENT                       Page 1 of 2

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
AMENDMENT NUMBER:   SOLICITATION NUMBER:  EFFECTIVE DATE OF AMENDMENT:   PROGRAM:

         3               YH6-0012               October 1, 1996          OMC/LTC
==================================================================================

OFFEROR'S NAME AND ADDRESS:
Ventana Health Systems, Inc
2510 W. Dunlap Avenue, Suite #300
Phoenix, Arizona 85021

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PURPOSE OF AMENDMENT: To make various changes to the solicitation and to advise offerors regarding new policy.

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THE SOLICITATION REFERENCED ABOVE IS AMENDED AS FOLLOWS:

(1) Section D, Paragraph 43, Reinsurance, of the RFP, refers to policies under development regarding high-cost behavioral health and traumatic brain-injured members. These draft policies have been approved by the Office of the Medical Director and are incorporated by reference into the RFP. A copy of the policies are enclosed with this amendment.
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(2) Section D, Paragraph 54, Encounter Data Reporting, includes an incomplete list of services for "Level I Behavioral Health Facility" and "Level II Behavioral Health Facility". The complete list of services is as follows:

            Level I Behavioral Health Facility:      Personal care, homemaker, behavior management, partial care and nursing services.
           Level II Behavioral Health Facility:      Personal care, homemaker, behavior management, partial care and nursing services.

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(3) Section D, Paragraph 57, Term of Contract and Option to Renew, second sentence, is changed from "three years" to "five years" as a result of recent legislation which extends the maximum total contracting period for ALTCS contracts.
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(4) An addendum to Attachment F (Instructions for Preparing the Capitation Disk)
to reflect the new Behavioral Health/TBI policy is included as page 2 of this amendment.
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(5) Amendment #2, page 25 contains the following question which was answered incorrectly. The correct answer is as follows:

             APIPA      Q: Please define the term "contract services". Is the
                           term to be synonymous with "encounters" or more all encompassing such as "covered services"?

                        A: The term "contract services" is synonymous with
                           "covered services".

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(6) Attachment J, Offeror's Checklist, was added to the RFP for the convenience of offerors. If a requirement is stated anywhere in the RFP text, this statement takes precedence over an apparent omission of that requirement in the Offeror's Checklist.
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EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
SOLICITATION REMAIN UNCHANGED AND IN FULL EFFECT.
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
SIGNATURE OF AUTHORIZED REPRESENTATIVE:     SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
     James A. Burns
=======================================     ========================================

TYPED NAME:                                 TYPED NAME: MICHAEL VEIT
     James A. Burns
=======================================     ========================================
TITLE:
    Chief Executive Officer                 TITLE:      CONTRACTS & PURCHASING
                                                        ADMINISTRATOR
=======================================     ========================================
DATE:
    5-28-96                                 DATE:

=======================================     ========================================

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                                                                     Page 2 of 2

ADDENDUM TO ATTACHMENT F (INSTRUCTIONS FOR PREPARING THE CAPITATION DISK):


                         TBI/BH EXPENSES AND REINSURANCE

As indicated in the new AHCCCS policy included with this amendment (AMPM, Chapter 1200, Policy # 1250), program contractors are provided reinsurance coverage for specific services and settings for Traumatic Brain Injured and high-cost behavioral health (TBI/BH) members. Offerors should refer to the following to incorporate expenses and reinsurance into their capitation bids.

NURSING FACILITY WORKSHEET - Offerors should not enter any expenses for those members considered to be TBI/BH and possibly eligible for reinsurance coverage on the Nursing Facility worksheet. Facility related expenses for these members will be reported on the HCBS Worksheet.

HCBS WORKSHEET - Offerors should use lines #10 and #11 to report TBI/BH related expenses for those members eligible for the TBI/BH specific reinsurance. Expenses reported on these two lines should include all institutional or HCBS expenses anticipated for OMD-approved TBI/BH members. This amount should be a total facility, own home or approved residential setting per member per month cost. Do not include acute care services which should be recorded on the Acute Care worksheet.

Offerors should provide written documentation to support assumptions used for lines #10 and #11. Assumptions must be detailed enough to support the per member per month cost calculations for lines #10 and #11.

A projected offset for reinsurance revenue should be entered on the reinsurance line. This is a deduction to the overall HCBS per member per month cost. This line item is for TBI/BH related reinsurance only. Offerors should prepare written documentation including utilization assumptions which correspond to the assumptions used to calculate cost on lines #10 and #11. Refer to Amendment #1 for deductible and percentage coverage amounts.

ACUTE CARE WORKSHEET - Expenses for TBI/BH members should be blended in with the acute expenses for all other acute care services.




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